UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2025
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W Merchandise Mart Plaza, Suite 1750		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 30, 2025, Norvax, LLC, a Delaware limited liability company, as borrower (the “Borrower”), a subsidiary of GoHealth, Inc., a Delaware corporation (the “Company”), entered into that certain Amendment No. 13 to the Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of September 13, 2019 (as amended by Amendment No. 1 to the Credit Agreement and Incremental Facility Amendment, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2 to Credit Agreement, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as of June 11, 2020, Amendment No. 4 to the Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021, Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021, Amendment No. 6 to the Credit Agreement and Incremental Facility Agreement, dated as of November 10, 2021, Amendment No. 7 to Credit Agreement, dated as of March 14, 2022, Amendment No. 8 to the Credit Agreement, dated as of August 12, 2022, Amendment No. 9 to the Credit Agreement, dated as of November 9, 2022, Amendment No. 10 to the Credit Agreement, dated as of March 15, 2023, Amendment No. 11 to the Credit Agreement, dated as of March 12, 2024, Amendment No. 12 to the Credit Agreement, dated as of October 15, 2024, as amended and restated by that certain Amendment and Restatement Agreement, dated as of November 4, 2024, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as further amended by the Amendment, the “Amended Credit Agreement”), by and among Blizzard Midco, LLC, a Delaware limited liability company and subsidiary of the Company (“Holdings”), the Borrower, the lenders and issuing banks party thereto and Blue Torch Finance, LLC, as administrative agent and as collateral agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Existing Credit Agreement or the Amended Credit Agreement, as applicable.

The Amendment amends the Existing Credit Agreement to, among other things, (i) extend the maturity date of the Class A Revolving Commitments from June 30, 2025 to September 30, 2025, therefore postponing the availability of the Class A-1 Revolving Credit Commitments (consisting of commitments equal to $35.0 million available upon the termination of the Class A Revolving Commitments) to September 30, 2025; (ii) provide that all interest payable for any Refinancing Term Loans or the Class A Revolving Loans occurring on or prior to September 30, 2025 will be payable in-kind and thus capitalized thereon and increasing the principal balance thereof; and (iii) permit the Borrower to negotiate and consummate a receivables financing, securitization, receivables facility or other similar financing (including any factoring program) on terms and subject to conditions satisfactory to the Required Lenders.

The Amendment waives financial covenant testing for the fiscal quarters ending on June 30, 2025 and September 30, 2025, waives payment of amortization on the Initial Term Loans on June 30, 2025 and September 30, 2025, and requires Holdings, the Borrower and certain of their subsidiaries to obtain the written consent of the Administrative Agent and the Required Class A Revolving Lenders, as applicable, if incurring debt or making investments, restricted payments and/or junior debt payments outside of the ordinary course of business.

The Amendment also sets forth certain additional reporting obligations of the Borrower, including, among others, (i) to deliver on the Thursday of each calendar week (commencing with the first full week after the week in which the Amendment No. 13 Effective Date occurs) an updated 13-week cash flow forecast for such week through the end of such 13-week period (which shall be for informational purposes only unless agreed to replace the Initial Budget); and (ii) to deliver on the Wednesday of each calendar week (commencing the first full week after the Amendment No. 13 Effective Date occurs) a variance report for the most recently ended calendar week, with variances relating to “Total Operating Disbursements” set forth in the Approved Budget not to exceed $2.0 million.

The Amendment provides that the Borrower shall comply with the following business plan and transaction milestones (in each case, subject to extensions as directed by the Required Lenders and the Required Class A Revolving Lenders): (i) on or before July 15, 2025, delivery of a business plan in form and substance reasonably acceptable to the Required Lenders and the Required Class A Revolving Lenders; and (ii) on or before August 7, 2025, delivery of definitive documentation related to a strategic financing transaction in form and substance satisfactory to the Required Lenders and the Required Class A Revolving Lenders.

Pursuant to the Amendment, the Borrower has agreed to pay to each consenting Revolving Lender and each consenting Term Lender the Amendment Fee, which shall be payable in-kind on the effective date of the Amendment. The Amendment Fee is equal to 1.00% of the Revolving Commitments and the outstanding principal balance of the Term Loans held by each consenting lender.

The foregoing summary of the Amendment and the Amended Credit Agreement is qualified in its entirety by reference to the Amendment and the Amended Credit Agreement, which are filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On June 30, 2025, the Company issued a press release announcing the closing of the Amendment.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are included herewith:

Exhibit Number	Description
10.1
Amendment No. 13 to Credit Agreement, dated as of June 30, 2025, by and among Norvax, LLC, as borrower, Blizzard Midco, LLC, the lenders and issuing banks party thereto, and Blue Torch Finance, LLC, as administrative agent and collateral agent (including Annex A which is a conformed version of the Credit Agreement).

99.1	Press Release issued by GoHealth, Inc. on June 30, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	June 30, 2025	By:	/s/ Brendan Shanahan
Brendan Shanahan Chief Financial Officer (Principal Financial Officer)